April 29, 2022

Baron Investment Funds Trust

- Baron Asset Fund

- Baron Growth Fund

- Baron Small Cap Fund

- Baron Opportunity Fund

- Baron Fifth Avenue Growth Fund

- Baron Discovery Fund

- Baron Durable Advantage Fund

Supplement to the Prospectus

The following supplements the information in the section of the prospectus entitled “Investment Criteria and Process”:

The Adviser believes that its analysis of environmental, social, and governance (“ESG”) factors may benefit its research and investment process. Among the resources the Adviser uses to generate ESG information that may be integrated into its analysis are: proprietary company and industry-specific ESG research; third-party ESG ratings and research; portfolio reviews of ESG-related data; and ESG-specific engagements with investee companies. The Adviser also has established publicly available ESG policies that incorporate ESG considerations, including, an “ESG Policy,” “Exclusion Policy,” “Statement on Climate Change,” and “Proxy Voting Policies and Procedures.” The Adviser believes that, in addition to helping to identify and mitigate investment risk, ESG analysis also may help to frame or illuminate potential opportunities within investee companies for, among other benefits, revenue enhancement, cost reduction, margin improvement, and improved returns on capital. Depending on the company, ESG considerations may be an important part of the Adviser’s investment analysis, and factoring the impact of these risks and opportunities into its valuation could sway its investment decisions. Because the Funds are not ESG-focused funds, these considerations may not be conclusive or employed in the analysis of all companies, and securities of companies may be purchased and or retained by the Funds for reasons other than ESG factors.

The following supplements the information in the section “Information about the Funds - Share Classes”:

R6 Shares are now also available to health savings accounts (HSAs).